SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Habersham Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HABERSHAM BANCORP
282 Historic Highway 441 North
P.O. Box 1980
Cornelia, Georgia 30531
(706) 778-1000

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SATURDAY, APRIL 17, 2004.

To the Shareholders of Habersham Bancorp:

     The annual meeting of shareholders of Habersham Bancorp (the “Company”) will be held on Saturday, April 17, 2004, at 1:00 p.m., in the Central Office of Habersham Bank at 282 Historic Highway 441 North, Cornelia, Georgia, for the following purposes:

(1)	To elect directors.

(2)	To approve the First Amendment to the Habersham Bancorp Outside Director Stock Option Plan.

(3)	To transact any other business that may properly come before the meeting or any adjournment.

     March 5, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Please mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the vote takes place.

By Order of the Board of Directors,

David D. Stovall
President and Chief Executive Officer

March 26, 2004

INTRODUCTION
OWNERSHIP OF STOCK
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE MATTERS
PERFORMANCE GRAPH
CERTAIN TRANSACTIONS
PROPOSAL 2: HABERSHAM BANCORP OUTSIDE DIRECTORS STOCK OPTION PLAN
TERMS OF THE PLAN
BENEFITS TABLE
DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS
APPENDIX A
APPENDIX B

HABERSHAM BANCORP
282 Historic Highway 441 North
P.O. Box 1980
Cornelia, Georgia 30531

PROXY STATEMENT

INTRODUCTION

Time and Place of the Meeting

     The Company’s Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the annual meeting of shareholders to be held on Saturday, April 17, 2004, at 1:00 p.m., in the Central Office of Habersham Bank (the “Bank”) at 282 Historic Highway 441 North, Cornelia, Georgia, and at any adjournment of the meeting.

Procedures for Voting by Proxy

     If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors, FOR approval of the First Amendment to the Outside Directors Stock Option Plan (the “First Amendment to the Plan”) and in accordance with the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. You can revoke your proxy by delivering to Edward D. Ariail at the Company’s Central Office either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Record Date and Mailing Date

     The close of business on March 5, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about March 26, 2004.

Number of Shares Outstanding

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value, authorized, of which 2,872,831 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

Requirements for Shareholder Approval

     A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. To be elected, a director must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more directors, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

     Approval of the First Amendment to the Plan requires the affirmative vote of a majority of the total votes cast on the proposal at the meeting. Approval of any other matter properly presented for shareholder approval requires that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal, provided a quorum is present.

     We know of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors or a matter incident to the election of directors properly comes before the meeting, the persons appointed as proxies will vote on the matter in accordance with their best judgment.

     Only votes actually cast will count in determining whether the shareholders have approved a proposal. Abstentions and broker “non-votes” resulting from a broker’s inability to vote a client’s shares on non-discretionary matters, such as the approval of the First Amendment to the Plan, will not affect the outcome of the election of directors or any other proposals that may be brought before the meeting.

Expenses and Solicitation of Proxies

     The Company will pay the expenses of soliciting proxies for the 2004 Annual Meeting of Shareholders. The Company has retained Investor Com, Inc. to assist in the solicitation of proxies for a fee of approximately $7,000. In addition, certain directors, officers and regular employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or personal interview. They will receive no compensation in addition to their regular salaries for these activities. The Company will direct brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock that these institutions hold of record, and, upon request, will reimburse them for their reasonable out-of-pocket expenses.

OWNERSHIP OF STOCK

Principal Shareholders

     On March 5, 2004, the Company had 536 shareholders of record. The following table lists the persons who, to our best knowledge, beneficially owned 5% or more of the Company’s outstanding shares of common stock as of that date. According to rules adopted by the Securities and Exchange Commission, a “beneficial owner” of securities has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his or her shares. The number of issued and outstanding shares used to calculate the percentage of total ownership for a given individual or group includes any shares covered by the option(s) issued to that individual or group.

Name and Address	Amount and Nature of
of Beneficial Owner	Beneficial Ownership		Percent of Class
John Robert Arrendale	170,072		5.90%
200 Hillcrest Heights
Cornelia, Georgia 30531

Thomas A. Arrendale, III	984,310	(1)(2)	34.17%
P. O. Box 558
Baldwin, Georgia 30511

Cyndae Arrendale Bussey	515,776	(1)	18.00%
P. O. Box 558
Baldwin, Georgia 30511

David D. Stovall	187,307	(3)	6.36%
P. O. Box 1980
Highway 441 North
Cornelia, Georgia 30531

Footnotes

(1)	Includes 400,000 shares owned by the Arrendale Undiversified Family Limited Partnership and 85,000 shares owned by the Thomas A. Arrendale, Jr. Family Limited Partnership. As general partners of each limited partnership, Thomas A. Arrendale, III and Cyndae Arrendale Bussey share voting and dispositive authority with respect to the shares owned by each partnership.

(2)	Includes 7,500 shares subject to exercisable options.

(3)	Includes 100,845 shares owned of record by Mr. Stovall jointly with his wife, 2,666 shares owned of record as custodian for his daughter, 8,334 shares owned of record by Mr. Stovall jointly with his daughter, and 70,000 shares subject to exercisable options. Excludes 9,511 shares (as of the latest available valuation of December 31, 2003) held in Mr. Stovall’s account in the Company’s 401(k) Savings Investment Plan Trust (the “Savings Plan”), as to which Mr. Stovall has no voting or investment power.

Stock Owned by Management

     The following table lists the number and percentage ownership of shares of common stock beneficially owned by each director and director nominee, each executive officer named in the Summary Compensation Table contained elsewhere in this Proxy Statement and all directors and executive officers as a group as of March 5, 2004. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his shares. The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual or to members of the group, as applicable, identified in the table.

	Number of Shares		Percentage
Name	Beneficially Owned		of Total
Directors and Director Nominees:

Edward D. Ariail(1)	62,778	(2)	2.16%
Thomas A. Arrendale, III	984,310	(3)(4)	34.17%
Michael C. Martin	28,883	(3)(5)	1.00%
Michael L. Owen	74	(6)	*
James A. Stapleton, Jr.	7,950	(3)(7)	*
David D. Stovall(1)	187,307	(8)	6.36%
Calvin R. Wilbanks	28,200	(3)(9)	*

Named Executive Officers who are not Directors:

James E. McCollum, Jr.	15,428	(10)	*
Britt H. Henderson	22,000	(11)	*
Bonnie C. Bowling	26,500	(12)	*
Wendell L. Couch	5,000	(13)	*

All Directors, Director Nominees and Current Executive Officers as a Group (13 persons)	1,385,017	(14)	44.97%

Footnotes

(*)   Indicates less than 1%.

(1)	Messrs. Ariail and Stovall are also executive officers of the Company.

(2)	Includes 20,525 shares owned of record by Mr. Ariail jointly with his wife, 350 shares owned of record by Mr. Ariail jointly with his wife and daughters and 34,500 shares subject to exercisable options. Excludes 6,683 shares (as of the latest available valuation of

December 31, 2003) held in Mr. Ariail’s account in the Savings Plan, as to which Mr. Ariail has no voting or investment power.

(3)	Includes 7,500 shares subject to exercisable options.

(4)	Includes 400,000 shares owned by the Arrendale Undiversified Family Limited Partnership and 85,000 shares owned by the Thomas A. Arrendale, Jr. Family Limited Partnership. As general partners of each limited partnership, Thomas A. Arrendale, III and Cyndae Arrendale Bussey share voting and dispositive authority with respect to the shares owned by each partnership.

(5)	Includes 591 shares owned of record by Mr. Martin jointly with his children.

(6)	Includes 74 shares owned of record by Mr. Owen jointly with his wife.

(7)	Mr. Stapleton owns 450 of the indicated shares jointly with his children.

(8)	Includes 100,845 shares owned of record by Mr. Stovall jointly with his wife, 2,666 shares owned of record as custodian for his daughter, 8,334 shares owned of record by Mr. Stovall jointly with his daughter, and 70,000 shares subject to exercisable options. Excludes 9,511 shares (as of the latest available valuation of December 31, 2003) held in Mr. Stovall’s account in the Company’s 401(k) Savings Investment Plan Trust (the “Savings Plan”), as to which Mr. Stovall has no voting or investment power.

(9)	Includes 9,542 shares held jointly with his wife and 3,825 shares held of record by his wife.

(10)	Mr. McCollum resigned on October 29, 2003. The information reported is taken from his last Report of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC on July 25, 2003.

(11)	Includes 22,000 shares subject to exercisable options.

(12)	Includes 21,000 shares subject to exercisable options. Excludes 1,377 shares (as of the latest available valuation of December 31, 2003) held in Ms. Bowling’s account in the Company’s 401(k) Savings Investment Plan Trust (the “Savings Plan”), as to which Ms. Bowling has no voting or investment power.

(13)	Includes 5,000 shares subject to exercisable options. Excludes 445 shares (as of the latest available valuation of December 31, 2003) held in Mr. Couch’s account in the Company’s 401(k) Savings Investment Plan Trust (the “Savings Plan”), as to which Mr. Couch has no voting or investment power.

(14)	Of the indicated shares, 206,750 shares are subject to exercisable options. Excludes 18,372 shares (as of the latest available valuation of December 31, 2003) held in accounts for the benefit of the Company’s executive officers under the Savings Plan, as to which participants have no voting or investment power.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors has determined that the following directors are independent pursuant to Nasdaq Stock Market regulations: Thomas A. Arrendale, III, Michael C. Martin, James A. Stapleton, Jr., and Calvin R. Wilbanks. These independent directors, acting as a group, have nominated the persons listed below to serve as directors of the Company. Each director, if elected, will serve until the 2005 annual meeting of shareholders or until his successor is duly elected and qualified. If any nominee becomes unavailable to serve as a director, which we do not now anticipate, then the persons named as proxies will have complete discretion to vote for another duly nominated candidate.

     The following table shows, for each director, his name and age at December 31, 2003, the year he was first elected as a director, his position with the Company other than as a director and his principal occupation and other business experience for the past five years.

		Year First	Position with Company;
Name	Age	Elected	Business Experience
Edward D. Ariail	45	2000	Vice President and Corporate Secretary of the Company; President of Habersham Bank since April 1996; prior thereto, Executive Vice President of Habersham Bank; and member of the Board of Directors of BancMortgage Financial Corp.

Thomas A. Arrendale, III	46	1990	Chairman of the Board of Directors of the Company; Vice President of Marketing, Fieldale Farms, Inc. (poultry processing and distribution)

Michael C. Martin	50	2000	Owner, Michael C. Martin, RLS (land surveyors)

Michael L. Owen	51	2003	President, Lusk Construction, Inc.

James A. Stapleton, Jr.	55	1990	President and General Manager, Habersham Metal Products

David D. Stovall	47	1989	President and Chief Executive Officer of the Company; Vice Chairman and Chief Executive Officer of Habersham Bank; Chairman of the Board of Directors of Advantage Insurers, Inc.

Calvin R. Wilbanks	57	1990	Vice Chairman of the Board of the Company, Co-Owner, C.P. Wilbanks Lumber Company

The Board of Directors recommends that you vote FOR each of the nominees listed above.

Meetings and Committees of the Board

     The Company’s Board of Directors holds its regular meetings on the third Saturday of the first month of each quarter and otherwise as necessary. Habersham Bank’s Board of Directors meets on the third Saturday of each month. During 2003, the Company’s Board of Directors and Habersham Bank’s Board of Directors each met 12 times. Each director of the Company attended at least 75% of the meetings of the Company’s Board of Directors and of any committees of which he was a member, and each nominated director of Habersham Bank attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of which he was a member. The Company does not have a policy regarding director attendance at annual shareholders’ meetings. All of the directors attended the 2003 annual meeting of shareholders.

     The Audit Committee’s functions include (a) engaging, overseeing, retaining and compensating the independent accountants and determining the scope of their services; (b) reviewing the independence of the independent accountants; (c) pre-approving all audit and allowable non-audit services to be provided by the independent accountants; (d) determining that the Company has adequate administrative, operating and internal accounting controls and that it is operating in accordance with prescribed procedures; and (e) serving as an independent party in the review of the Company’s financial information prior to its distribution to the Company’s shareholders and the public. A copy of its charter is attached as Appendix A. The members of the Audit Committee are Michael C. Martin, James A. Stapleton, Jr. and Calvin R. Wilbanks. The Audit Committee met five times during 2003.

     The Board of Directors has determined that each Audit Committee member is independent in accordance with Nasdaq Stock Market and Securities and Exchange Commission (“SEC”) regulations. None of the members of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Although none of the Committee members meets the criteria specified under applicable Securities and Exchange Commission (“SEC”) regulations for an “audit committee financial expert,” each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee.

     Neither the Company nor any of its subsidiaries has a standing nominating committee. The Board believes that its independent directors are sufficiently removed from management influence to fulfill the nominating function without a formal committee structure. See “Director Nominations and Shareholder Communications” for information regarding the process for director nominations.

Compensation of Directors

     The same individuals who served as directors of the Company in 2003 also served as directors of Habersham Bank. Mr. Ariail receives $1,000 per Company board meeting and $500 per Bank board meeting, while the other directors, except for the Chairman, receive $2,000 per Company board meeting and $1,000 per Bank board meeting. The Chairman receives $4,000 per Company board meeting and $2,000 per Bank board meeting. Directors are not compensated for their service as members of committees. In 2003, Mr. Stovall received a total of $39,000 in director fees; Mr. Ariail received $19,000 in director fees; and Mr. McCollum received $18,000 in director fees.

     Directors of the Company and Habersham Bank who are not employees of the Company or any of its subsidiaries are granted options annually under the Habersham Bancorp Outside Directors Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan provides for grants of options on December 31 of each year, so long as the Company or the Bank has a return on beginning assets (the “Target ROA”) of at least one percent for the prior 12-month period. All options have been granted with an exercise price equal to the fair market value of the common stock on the date of grant and are exercisable in full six months after the date of grant. Regardless of whether they are also Bank directors, Company directors receive options to purchase 5,000 shares of common stock if the Company achieves the Target ROA. Similarly, Bank directors receive options to purchase 1,250 shares of common stock if the Bank achieves the Target ROA. However, a director who serves on the boards of both the Company and the Bank will receive only the 5,000-share option if both the Company and the Bank achieve the Target ROA. Each of the non-employee directors received 5,000 options during 2003 relating to the Company’s 2002 performance, but none of them received options during 2004 with respect to the Company’s 2003 performance.

     The Board of Directors has proposed an amendment to the Directors’ Plan that would eliminate the performance-based criteria for the option grants under the plan. See “Proposal 2: Approval of the First Amendment to the Habersham Bancorp Outside Directors Stock Option Plan.”

Compliance with Section 16(a) of the Exchange Act

     Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own beneficially more than 10% of the Company’s outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company’s common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2003, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

     The Company’s executive officers are appointed by and hold office at the discretion of the Board of Directors. The following table lists for each executive officer (a) the person’s name, (b) his or her age at December 31, 2003, (c) the year he or she was first elected as an executive officer of the Company, (d) his or her position with the Company and its subsidiaries, and (e) other business experience for the past five years, if he or she has been employed by the Company or any subsidiary for less than five years.

		Year First	Position with Company;
Name	Age	Elected	Business Experience
Edward D. Ariail	45	1990	Vice President and Corporate Secretary of the Company; President of Habersham Bank since April 1996; prior thereto, Executive Vice President of Habersham Bank

Dulcie D. Ariail	44	2004	Vice President, Insurance Services, of the Company; President of Advantage Insurers, Inc. since November 1998; prior thereto, agent with Advantage Insurers, Inc.

Annette Banks	57	1997	Vice President and Chief Financial Officer of the Company since April 1997; prior thereto, Chief Financial Officer of the Company and Vice President, Controller of Habersham Bank.

Bonnie C. Bowling	45	1997	Chief Operations Officer of the Company since January 2004; Vice President, Operations, Audit, Compliance of the Company since April 1997; from December 1994 to 1997, Process Owner of Audit/Compliance of the Company; prior thereto, Vice President of CB&T – West Georgia, Carrollton, Georgia

Wendell L. Couch	46	2004	Vice President, Mortgage Banking, of the Company since January 2004; Vice President, Mortgage Lending, of Habersham Bank since 2003; prior thereto, Vice President, BancMortgage Financial Corp.

		Year First	Position with Company;
Name	Age	Elected	Business Experience
Britt H. Henderson	40	2004	Vice President, Commercial Banking, of the Company since January 2004; Regional President of Habersham Bank since 2003; from 2001 to 2002, President of Security State Bank; from 1999 to 2001, President and Chief Executive Officer of Century South Bank of Ellijay, Georgia and, following the bank’s acquisition, City Executive for BB&T Bank.

David D. Stovall	47	1984	President and Chief Executive Officer of the Company; Vice Chairman and Chief Executive Officer of Habersham Bank; Chairman of the Board of Directors of Advantage Insurers, Inc.

Karen E. Ward	42	2004	Vice President, Human Resources of the Company and Senior Vice President, Human Resources of Habersham Bank since 2000; from 1996 to 2000, Assistant Vice President and Manager of Human Resources, NCS Mortgage Lending Company.

EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer and the other most highly compensated executive officers of the Company who earned over $100,000 in salary and bonus for 2003.

Summary Compensation Table

		Annual		Long-Term
		Compensation(1)		Compensation (2)
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus($)	Options/ SARs (#)	Compensation($) (3)
David D. Stovall	2003	221,745	8,800	12,000	9,553	(4)
President and Chief	2002	186,004	17,600	18,000	9,343	(4)
Executive Officer of the	2001	182,124	17,004	15,000	8,653	(4)
Company and Vice Chairman and Chief Executive Officer of Habersham Bank

		Annual		Long-Term
		Compensation(1)		Compensation (2)
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus($)	Options/ SARs (#)	Compensation($) (3)
Edward D. Ariail	2003	139,476	8,059	8,000	6,107	(5)
Vice President and Corporate	2002	121,000	12,100	10,000	5,506	(5)
Secretary of the Company and	2001	116,661	10,517	7,000	5,362	(5)
President of Habersham Bank

James E. McCollum	2003	155,742	0	0	33,677	(6)
Former Executive Vice President of	2002	164,185	16,000	18,000	5,206
the Company and Chief Operating	2001	150,231	13,543	15,000	4,896
Officer of Habersham Bank

Britt H. Henderson	2003	129,121	12,480	8,000	2,016
Vice President, Commercial Banking,	2002	78,555	8,400	14,000	0
of the Company and Regional	2001	0	0	0	0
President of Habersham Bank

Bonnie C. Bowling	2003	115,494	11,122	8,000	3,768
Vice President, Operations, Audit,	2002	100,551	10,111	7,000	3,305
Compliance of the Company	2001	95,981	9,631	4,000	3,132

Wendell L. Couch	2003	112,957	31,716	3,000	3,389
Vice President, Mortgage Banking,	2002	187,999	0	2,000	4,828
of the Company and Vice President	2001	215,621	0	500	5,100
of Habersham Bank

(1)	We have omitted information on “perks” and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under Securities and Exchange Commission regulations.

(2)	The Company has not awarded any restricted stock or long-term incentives other than stock options. Accordingly, we have omitted columns relating to these types of awards. The terms of the 2003 option grants are included in the table captioned “Option Grants in Last Fiscal Year.” All other options vested immediately upon grant.

(3)	Includes the following Company contributions to the indicated person’s savings plan account for the year indicated:

	2003	2002	2001
Mr. Stovall	$6,000	$5,790	$5,100
Mr. Ariail	4,547	3,946	3,802
Mr. McCollum	4,988	6,000	4,896
Mr. Henderson	2,016	0	0
Ms. Bowling	3,769	3,305	3,132
Mr. Couch	3,389	4,828	5,100

(4)	Includes $3,553 in premiums paid by the Company under a split dollar life insurance plan for the benefit of Mr. Stovall in each of the years indicated.

(5)	Includes $1,560 in premiums paid by the Company under a split dollar life insurance policy for the benefit of Mr. Ariail in each of the years indicated.

(6)	Includes $28,689 in severance payments.

     The following table sets forth information regarding the grant of stock options to the executives named in the Summary Compensation Table during 2003. All options shown are presently exercisable.

Option Grants in Last Fiscal Year

	Number of	Percent of
	Securities	Total Options			Potential Realizable Value
	Underlying	Granted to	Exercise		At Assumed Annual Rate
	Options	Employees in	Price	Expiration	Of Stock Price Appreciation
Name	Granted	Fiscal Year	($/share)	Date	For Option Term ($)
					5%	10%
David D. Stovall	12,000	17.50%	$24.99	12/31/08	75,240	173,400
Edward D. Ariail	8,000	11.70%	$24.99	12/31/08	50,160	115,600
James E. McCollum	0	0.00%	—	—	—	—
Britt H. Henderson	8,000	11.70%	$24.99	12/31/08	50,160	115,600
Bonnie C. Bowling	8,000	11.70%	$24.99	12/31/08	50,160	115,600
Wendell L. Couch	3,000	4.40%	$24.99	12/31/08	18,810	43,350

     The following table contains information, with respect to the executives named in the Summary Compensation Table, concerning the exercise of options during 2003 and unexercised options held as of the end of 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

					Value of Unexercised
	Shares		Number of Unexercised		In-the-Money Options/SARs
	Acquired on	Value	Options at FY-End (#)		at FY /End ($) (1)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
David D. Stovall	17,625	140,433	71,053	0	587,785	0
Edward D. Ariail	3,000	32,070	34,500	0	249,460	0
James E. McCollum	14,976	93,077	0	0	0	0
Britt H. Henderson	0	0	22,000	0	82,281	0
Bonnie C. Bowling	5,000	67,430	21,000	0	102,130	0
Wendell L. Couch	0	0	5,000	0	13,340	0

(1)	Calculated by subtracting the exercise price from the market price of the common stock at fiscal year-end ($24.49 per share) and multiplying the resulting figure by the number of shares subject to options for which the exercise price was less than the market price of the common stock at fiscal year-end.

Compensation Committee Interlocks and Insider Participation

     The independent directors of the Company determine the compensation of the Chief Executive Officer and executive officers by majority vote. None of these persons has served as an executive officer of the Company in the past. During 2003, no executive officer of the Company served as a director or member of the Compensation Committee (or group performing equivalent functions) of any other entity of which any of the Company’s independent directors served as an executive officer.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company does not have a Compensation Committee. Instead, the independent directors of the Company (Messrs. Arrendale, III, Martin, Stapleton and Wilbanks) determine executive compensation by a majority vote. Each of these directors is independent under Nasdaq Stock Market standards.

     This report discusses the compensation objectives and policies applicable to our executive officers and our policy generally with respect to the compensation of all executive officers as a group for 2003 and specifically reviews the compensation established for our Chief Executive Officer during 2003.

Compensation Philosophy

     Our executive compensation program has three objectives: (1) to align the interests of the executive officers with those of our shareholders by basing a significant portion of an executive’s compensation on the Company’s performance, (2) to attract and retain highly talented and productive executives, and (3) to provide incentives for superior performance by our executives. To achieve these objectives, our executive compensation program consists of base salary and incentive compensation in the form of stock options. These compensation elements are in addition to the general benefit programs that are offered to all of our employees.

     In determining the amount and type of compensation to be awarded to executive officers, we study the compensation packages for executives of a peer group of the Company’s most direct publicly held competitors for executive talent, assess the competitiveness of our executive compensation program and review the Company’s financial performance for the previous year. We also gauge our success in achieving the compensation program’s objectives in the previous year and consider the Company’s overall performance objectives. Each element of our executive compensation program is discussed below.

Base Salaries

     In addition to the factors described above that support our executive compensation program generally, we evaluate subjectively the responsibilities of the specific executive position and the individual executive’s experience and knowledge in determining his or her base salary. Salaries are not based upon the achievement of any predetermined performance targets.

Incentive Compensation

     Our incentive compensation is based upon our Incentive Stock Option Plan. We believe that placing a portion of executives’ total compensation in the form of stock options achieves three objectives. It aligns the interest of our executives directly with those of our shareholders, gives executives a significant long-term interest in the Company’s success and helps us retain key executives. In determining the number and terms of options to grant an executive, we primarily consider subjectively the executive’s past performance (or, in the case of a new executive, his or her knowledge, and experience and the degree to which we can recruit executives with similar skills) and the degree to which an incentive for long-term performance would benefit the Company.

Benefits

     We believe we must offer a competitive benefits program to attract and retain key executives. We provide the same medical and other benefits to our executive officers that are generally available to our other employees.

Compensation of the Chief Executive Officer

     We based our Chief Executive Officer’s 2003 salary and stock options on our review of the compensation packages for chief executive officers of our most direct competitors and on our subjective assessment of his experience, knowledge and abilities. We have and will continue to base salary adjustments, stock option awards or other long-term incentive compensation on the same elements and measures of performance as we review in determining the compensation for our other executive officers. Aside from the incentives inherent in the grant of stock options, we do not directly tie our Chief Executive Officer’s compensation to the Company’s performance.

Section 162(m) of the Internal Revenue Code

     It is our responsibility to address the issues raised by Section 162(m) of the Internal Revenue Code, as amended. The revisions to Section 162(m) made certain non-performance based compensation in excess of $1,000,000 to executives of public companies non-deductible to the companies beginning in 1994. We have reviewed these issues and have determined that no portion of compensation payable to any executive officer for 2003 is non-deductible. Our Incentive Stock Option Plan limits to $100,000 the aggregate fair market value of the common stock subject to options that first become exercisable during any calendar year for any individual optionee.

Submitted by:	Thomas A. Arrendale, III
Michael C. Martin
James A. Stapleton, Jr.
Calvin R. Wilbanks

AUDIT COMMITTEE MATTERS

Audit Committee Report

     The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by Nasdaq Stock Market standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached as Appendix A.

     Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2003 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

     Based upon the Audit Committee’s discussions of the Company’s 2003 audited consolidated financial statements with management and the independent accountants, and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include such audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

March 23, 2004	THE AUDIT COMMITTEE

Michael C. Martin
James A. Stapleton, Jr.
Calvin R. Wilbanks

Independent Certified Public Accountants

     KPMG LLP, Atlanta, Georgia, acted as the Company’s principal independent certified public accountants for the year ended December 31, 2003. Representatives of KPMG LLP will be present at the 2004 Annual Meeting and will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

Audit Fees

     The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2003 and 2002 by KPMG LLP:

	2003	2002
Audit fees	$148,825	$151,000
Audit-related fees(1)	22,975	20,000
Tax fees (2)	9,700	27,000
All other fees (3)	0	25,000

Total fees	$181,500	$223,000

(1)	Audit-related fees consist primarily of professional services related to Federal Home Loan Bank collateral verification procedures and the audit of the Company’s employee benefit plan.

(2)	Tax fees consist primarily of professional services related to the preparation of tax returns and quarterly tax estimates in 2003, and to the preparation of tax returns and quarterly estimates and tax compliance and consultation services in 2002.

(3)	All other fees consist primarily of professional services related to the sale of the Bank’s mortgage banking subsidiary.

     The services provided by the independent accountants were pre-approved by the Audit Committee to the extent required under applicable law and in accordance with the provisions of the Committee’s charter. The Audit Committee pre-approves all audit and allowable non-audit services, but does not have a specific pre-approval policy. The Audit Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining the independence of the Company’s auditors.

PERFORMANCE GRAPH

     The following Performance Graph compares the yearly percentage change in the cumulative total shareholder return on our common stock to the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Stock Index from December 31, 1998 through the last trading day of each succeeding fiscal year through December 31, 2003. The Performance Graph assumes reinvestment of dividends, where applicable.

CRSP Total Returns Index for:	12/1998	12/1999	12/2000	12/2001	12/2002	12/2003
Habersham Bancorp	100.0	89.6	69.7	117.2	132.3	190.0
Nasdaq Stock Market (U.S. Companies)	100.0	185.4	111.8	88.7	61.3	91.7
Nasdaq Bank Stocks SIC 6020-6029, 6710-6719 US And Foreign	100.0	96.2	109.8	118.9	121.7	156.6

Notes:

A.	The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.	The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.	If the monthly interval, based on the fiscal year end, is not a trading day, the preceding trading day is used.

D.	The index level for all series was set to 100.0 on 12/31/1998.

CERTAIN TRANSACTIONS

     During 2002 and 2003, Habersham Bank paid Lusk Construction, Inc. a total of $14,552 and $1,418,453, respectively, for the design and construction of the Bank’s Braselton, Georgia branch office. Michael L. Owen, one of the Company’s directors, is the President of Lusk Construction, Inc. Mr. Owen did not vote on or participate in the discussions of this transaction in his capacity as a director of the Company or the Bank. Management believes the terms of this transaction were no less favorable to the Company than it could have obtained from an affiliated third party.

     Some of our directors, officers, principal shareholders and their associates were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 2003. Some of our directors are directors, officers, trustees or principal securities holders of corporations or other organizations that also were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 2003.

     All outstanding loans and other transactions with our directors, officers and principal shareholders were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectability or present other unfavorable features. In addition to banking and financial transactions, the Company and its subsidiaries may have had additional transactions with, or used products or services of, various organizations with which directors of the Company and its subsidiaries were associated. The amounts involved in these non-credit transactions have not been material in relation to the business of the Company, its subsidiaries or such other organizations. We expect that the Company and its subsidiaries will continue to have similar transactions in the ordinary course of business with such individuals and their associates in the future.

PROPOSAL 2: HABERSHAM BANCORP OUTSIDE DIRECTORS STOCK OPTION PLAN

     The Habersham Bancorp Outside Directors Stock Option Plan (the “Plan”) was originally adopted by the Board of Directors on January 21, 1995 and approved by the shareholders of the Company on April 15, 1995.

     The Board of Directors originally reserved 70,000 shares of the Company’s common stock for issuance pursuant to awards granted under the Plan. The Board of Directors recently approved the First Amendment to the Plan, which eliminates the requirement that the Company satisfy a performance condition in order for eligible directors to receive option grants under the Plan. It also reflects the administrative increase in the number of shares reserved from 70,000 to 350,000 based on the Company’s May 1, 1995 five-for-one stock split, and a corresponding increase in the number of shares subject to annual option grants from 1,000 to 5,000 for eligible Company directors and from 250 to 1,250 for eligible affiliate directors. At the annual meeting, shareholders will be asked to consider and vote on the approval and adoption of the First Amendment to the Plan.

     The following description of the Plan is qualified in its entirety by reference to the applicable provisions of the Plan document. A copy of the First Amendment to the Plan is attached hereto as Appendix B.

TERMS OF THE PLAN

     Administration

     The Plan is administered by one or more of the employee directors of the Company, as appointed by the Board of Directors (the “Administrator”). At the present time, Karen Ward acts as the Administrator for the Plan. The Administrator has the authority to interpret the Plan and to make all determinations that it may deem necessary or advisable for the administration of the Plan. The Administrator’s decisions relating to the administration of the Plan shall be conclusive. The Administrator is indemnified by the Company for his actions as the Administrator or for his failure to act if those acts or failure to act are not determined to be the result of negligence or misconduct.

     Eligibility

     All directors of the Company and its affiliates who are not employed by the Company or any of its affiliates are eligible to participate in the Plan. As of March 5, 2004, five individuals were eligible to participate in the Plan.

     Option Terms

     Provided there are a sufficient number of shares available for issuance under the Plan, the Plan provides for annual grants of nonqualified stock options to each eligible non-employee director in the following amounts:

(a)	5,000 shares of common stock, if such individual is a non-employee director of the Company as of each such date; or

(b)	1,250 shares of common stock, if such individual is a non-employee director of an affiliate of the Company, but not of the Company, as of each such date.

     Prior to the First Amendment, these annual option grants were subject to the condition that the Company’s return on assets, on a consolidated basis, be at least one percent (1%) for the twelve-month period ending with the date of grant. The First Amendment eliminates this condition to the grant of the annual options, effective January 1, 2004.

     Each annual grant of options will be made as of December 31 of each year during which the Plan is in effect. The plan provides that the options will be exercisable at a price equal to the book value of the Company’s common stock as of the date of grant. The exercise price of an option must be paid in cash or by certified check.

     All options granted under the Plan will be immediately vested but may not be exercised until six months following the date of grant. Each option remains exercisable until the earlier of: (1) the fifth anniversary of the date on which it was granted; (2) the date the optionee ceases to be a director of the Company or an affiliate of the Company, except as a result of death; or (3) the first anniversary of the optionee’s date of death.

     Awards of nonqualified stock options under the Plan are nontransferable except by will or the laws of descent and distribution.

     Certain Reorganizations

     The number of shares of common stock reserved for issuance under the Plan, the number of shares underlying outstanding options and the option exercise price, may be adjusted by the Administrator in the event of a stock split, stock dividend, recapitalization or similar event.

     In the event of a reorganization, merger or consolidation of the Company with respect to which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, any outstanding but unexercised options shall be cashed out on the basis of the greater of the excess of the fair market value of a share of common stock over the exercise price or, if applicable, the excess of the price paid for a share of common stock in connection with such transaction over the exercise price.

     In the event of a dissolution or liquidation of the Company, all unexercised options or portions thereof under the Plan will terminate immediately.

     Amendment or Termination

     The Board of Directors may amend or terminate the Plan at any time without the approval of the stockholders, but may condition any amendment on stockholder approval if the Board of Directors believes it is necessary or advisable to comply with any applicable tax, securities or other laws. Except as required by applicable law, the Board of Directors may not amend the provisions of the Plan more than one time every six months. No termination or amendment of the Plan shall adversely affect the rights of the holder of the option without the holder’s consent.

     Term of Plan

     The Plan will terminate on January 21, 2005, which is ten years after the date the Board of Directors initially approved the Plan, subject to any earlier termination by the Board of Directors in accordance with the terms of the Plan.

BENEFITS TABLE

     As of March 5, 2004, 37,500 shares of the Company’s common stock were subject to outstanding options under the Plan. The following table discloses the aggregate number of shares of common stock that would be issued annually pursuant to options authorized by the terms of the Plan, given that the five non-employee directors of the Company are also non-employee directors of the Bank.

Name	Number of Option Shares
David D. Stovall	0
Edward A. Ariail	0
James E. McCollum	0
Britt H. Henderson	0
Bonnie C. Bowling	0
Wendell L. Couch	0
All current executive officers as a group	0
All current directors who are not executive officers as a group	25,000
All employees as a group	0

     The terms of the Plan provide only for the grant of nonqualified stock options. The Plan is not subject to the Employee Retirement Income Security Act of 1974 nor is it qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

Federal Income Tax Consequences

     The following discussion outlines generally the federal income tax consequences of participation in the Plan. Individual circumstances may vary and each optionee should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan.

     An optionee will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the optionee exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

Shareholder Approval

     The Board of Directors seeks shareholder approval of the First Amendment to the Plan because approval is required under Section 16 of the Securities Act of 1934, as amended. If the First Amendment to the Plan is not approved by the shareholders, awards made to eligible non-employee directors may be deemed “purchases” of the Company’s common stock for purposes of the short-swing profit recovery provisions of Section 16.

     Approval of the First Amendment to the Plan requires the affirmative vote of a majority of the total votes cast on the proposal at the annual meeting.

     The Board of Directors recommends a vote FOR the approval of the First Amendment to the Plan.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

General

     The Company’s Board of Directors does not have a nominating committee. Instead, the independent directors of the Company act as a group to consider and nominate director candidates. They will consider shareholder recommendations of director candidates who appear to be qualified to serve on the Company’s Board of Directors. To submit a recommendation of a director candidate, a shareholder should submit the following information in writing, addressed to the Board of Directors, in care of the Corporate Secretary, at the main office of the Company at 282 Historic Highway 441 North, P. O. Box 1980, Cornelia, Georgia 30531:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including appropriate biographical information.

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, his or her name, address, number of shares of Company common stock beneficially owned, the dates on which the shareholder acquired his or her shares, documentary support for any claim of beneficial ownership and his or her relationship or affiliation with the nominee; and

5.	A statement as to the qualification of the nominee. Although neither the Board of Directors nor its independent directors has prescribed any minimum qualifications or standards for a director nominee, relevant factors include business experience; knowledge of the Company and the financial services industry; experience in serving as director of the Company or of another financial institution or public company generally; wisdom, integrity and ability to make independent analytical inquiries; familiarity with and participation in the communities served by the Company; and commitment to and availability for service as a director of the Company.

Shareholder Proposals

     In order for a shareholder proposal to be included in the Company’s proxy statement for its next annual meeting of shareholders, the proposal must be received at least 120 calendar days prior to the one-year anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. As a result, shareholder proposals submitted for consideration at the next Annual Meeting of Shareholders must be received by the Company no later than November 26, 2004 to be included in the 2005 proxy materials. In addition, if the Company does not have notice of a shareholder proposal for the annual meeting of shareholders at least 45 days before the one-year anniversary of the date the Company’s proxy statement was released to shareholders for the previous year’s annual meeting, proxies solicited by the Company’s management will confer discretionary authority upon management to vote upon any such matter.

Other Shareholder Communications

     Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and delivering it to the Corporate Secretary of the Company at the address of the Company’s principal office at 282 Historic Highway 441 North, P. O. Box 1980, Cornelia, Georgia 30531. The recipient will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

APPENDIX A

HABERSHAM BANCORP

AUDIT COMMITTEE CHARTER

Authorization of the Audit Committee

The Board of Directors (the “Board”) of Habersham Bancorp (the “Company”) has established the Audit Committee of the Board to oversee the Company’s accounting and financial reporting processes and the audits of its financial statements. The Committee will carry out the duties and responsibilities assigned to the Audit Committee under the applicable securities laws and the rules and regulations of the Nasdaq Stock Market or other national securities exchange(s) on which the Company’s common stock is listed (the “Applicable Exchange”) and will further assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and the independent auditors. The Audit Committee’s performance and composition shall at all times be subject to, and in compliance with, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”).

Members of the Audit Committee

The Audit Committee shall be comprised of at least three directors, each of whom shall satisfy the criteria for independence set forth under Rule 10A-3(b)(1) under the Exchange Act and Rule 4200(a)(15) promulgated by the Nasdaq Stock Market (or any Applicable Exchange). Specifically, an independent director (1) may not be compensated by the Company in any capacity other than as a Board or committee member (subject to any limited exceptions permitted under Nasdaq Stock Market or Applicable Exchange rules) and (2) may not be an “affiliated person” (as defined in such rules) of the Company or any of its subsidiaries. In addition, each member shall have the ability to read and understand fundamental financial statements, including the balance sheet, income statement and statement of cash flows. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in his or her financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. No Committee member may have participated in the preparation of the financial statements of the Company or any current subsidiary during the three years prior to his or her appointment to the Committee.

The members of the Audit Committee shall be appointed by the Board. A director that serves on the audit committees of more than three public companies (including the Company) may serve on the Audit Committee only if the Board affirmatively determines that the director is able to effectively serve on the Audit Committee.

1

All members of the Audit Committee shall be independent of the management of the Company and free of any relationship that, in the judgment of the Board, would interfere with their exercise of independent judgment as Audit Committee members. However, in exceptional and limited circumstances, one director who (i) is not independent within the meaning of the Nasdaq Stock Market or Applicable Exchange rules, (ii) meets the criteria set forth in Section 10A(m)(3) of the Exchange Act, (iii) is not a current officer or employee of the Company, (iv) is not related by blood, marriage or adoption to an officer or employee of the Company, and (v) does not reside with an officer or employee of the Company, may be appointed to the Audit Committee if the Board determines that membership is required by the best interests of the Company and its shareholders. A member appointed under this exception may not serve longer than two years and may not chair the Audit Committee. The Board must make any affirmative determinations concerning the issue of independence of any director required under the rules and regulations of the Applicable Exchange.

No Audit Committee member shall have an interest in the Company that would have a material adverse effect on his or her ability to act on behalf of all the shareholders of the Company.

If there is any basis for believing an Audit Committee member is not independent, the facts and circumstances should be reported to the General Counsel of the Company and the Board, and no action should be taken until the Board has determined that the Audit Committee member is truly independent.

No Audit Committee member may vote on any matter in which he or she, directly or indirectly, has a material interest.

Responsibilities of the Audit Committee

     Scope of Responsibility

The Audit Committee shall be directly responsible for the appointment and dismissal, compensation, and oversight of the Company’s independent auditors, and may not delegate any of such responsibilities to others. The Audit Committee shall oversee the Company’s accounting and financial reporting processes and the audits of its financial statements. Toward that end, it will (1) review the Company’s financial information that will be provided to its shareholders, the Securities and Exchange Commission and analysts, (2) work with management to establish, subject to the approval of the Board, the systems of internal controls, (3) review the systems of internal controls and reports of variance from those controls, (4) review all audit processes and results of internal audits, and (5) review the Company’s accounting, reporting and financial practices.

The Audit Committee shall periodically report to the Board on (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence, and (4) the performance of the Company’s internal audit function and the Company’s independent auditors. The Audit

Committee shall also prepare the report of the Audit Committee to be included in the Company’s annual proxy statement.

The responsibilities of a member of the Audit Committee are in addition to his or her responsibilities as a member of the Board. The Audit Committee does not prepare financial statements on behalf of the Company or perform the Company’s audits, and its members are not the Company’s auditors and do not certify the Company’s financial statements. These functions are performed by the Company’s management and independent auditors.

In addition to the matters set forth herein, the Audit Committee shall perform such other functions as are required by law, the Company’s Articles of Incorporation or Bylaws, or the Board.

     Responsibilities and Duties

The Audit Committee:

•	Shall meet at the request of the Chief Financial Officer or the independent auditor and shall meet at least once every quarter in regular session, or more frequently as circumstances dictate;

•	Shall meet with the Chief Financial Officer separately at least once every quarter to review the accounts of the Company;

•	Shall meet with the Internal Auditor separately at least once every quarter;

•	Shall meet with the independent auditors separately at least once every quarter;

•	Shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K;

•	Shall prepare the Audit Committee report to be included in the Company’s annual proxy statement;

•	May conduct or authorize investigations into any matters within its scope of responsibilities;

•	Shall review and discuss earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies;

•	Shall review and discuss with management the policies and guidelines for risk assessment and management;

•	Shall review the terms of all related party transactions;

•	May take any other action permitted by applicable laws, rules, and regulations necessary to accomplish any action authorized by this Charter or to further the goals of the Audit Committee as set forth in this Charter; and

•	Shall report its actions and any applicable funding requirements to the Board.

Meetings of the Audit Committee required by this Charter shall be held without any other members of the Board present, except that members of management who are also directors of the Company and whose presence the Committee deems necessary for the matters being considered may be present, at the Committee’s express invitation, for portions of meetings not involving executive sessions. Meetings may be held in person or by telephonic means at the discretion of the chair of the Audit Committee.

     Assistance from Others

The Audit Committee may request reports from the Chief Executive Officer, the Chief Financial Officer, or the Comptroller. The Audit Committee may retain (and determine the funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others, and the Company shall provide sufficient funding therefor.

     Relationships with Independent Auditors

In order to retain independent outside auditors to review the records and accounts of the Company, the Audit Committee shall:

•	Have the sole authority to appoint (and dismiss) independent auditors to conduct Company audits or to perform permissible non-audit services, with the independent auditors ultimately accountable to the Audit Committee with respect to audit and related work and to oversee the performance of services by the independent auditors;

•	Review the independent auditors’ scope and audit plan prior to the commencement of the audit;

•	Determine the scope of the audit and the associated fees to be paid to the independent auditors (for both audit and permissible non-audit work);

•	Obtain required reports pursuant to Independent Standards Board Standard 1, actively engage in a dialogue with the independent auditors regarding disclosed relationships or services that may affect the objectivity and independence of the auditors, and take, or recommend that the Board take appropriate action to oversee the independence of the Company’s auditors.

In its review of the independent auditors, the Audit Committee shall:

•	Review the qualifications and experience of senior members of the audit team;

•	Ensure that the independent auditors provide the Audit Committee (for their review) with timely reports of (1) all critical accounting policies and practices, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm, and (3) other material written communications between the independent auditor and management;

•	Review the independent auditors’ reports on the adequacy of the Company’s internal controls, including computerized information system controls and security; and

•	Obtain and review annually a report by the independent auditors describing (1) the auditing firm’s internal quality control procedures, (2) any material issues raised by its most recent quality control review or investigation within the preceding five years and steps taken to resolve those issues, and (3) all relationships between the independent auditors and the Company.

Prior to the release or filing thereof, the Audit Committee shall review documents containing the Company’s financial statements, including the interim financial reports and filings with the SEC or other regulators. The Audit Committee shall specifically review:

•	With the independent auditors and management, their processes for assessment of material misstatements, identification of the notable risk areas, and their response to those risks;

•	With the management and the independent auditors, the Company’s annual and quarterly financial statements and related footnotes as well as all of the Company’s securities filings containing financial information about the Company prior to their filing and release, paying particular attention to disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	The independent auditors’ audit of and report on the financial statements;

•	With the independent auditors, any additions or changes in auditing or accounting principles suggested by the independent auditors, management, or the internal auditors;

•	With the independent auditors, the management letter provided by the independent auditors and the Company’s response;

•	The independent auditor’s qualitative judgement about the appropriateness, and not just the acceptability, of accounting principles, use of estimates, basis for determining the amounts of estimates, and financial disclosures;

•	With the independent auditors, any significant difficulties or disputes with management encountered during the course of the audit or significant changes to the audit plan;

•	Any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and their related risks;

•	With management and the independent auditors, the effect of regulatory and accounting initiatives as well as accounting principles and their alternatives that have a significant effect on the Company’s financial statements;

•	Any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, or that are relevant to an understanding of the Company’s financial statements;

•	Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61, amended by (SAS) 90 relating to the conduct of the audit, and

•	Any other matters related to the annual Company audit, including those matters that are required to be communicated to the Audit Committee under applicable law and generally accepted auditing standards.

     Approval of Services Provided by Independent Auditors

The Audit Committee shall approve any audit services and any permissible non-audit services prior to the commencement of the services as set forth in the Act. In making its pre-approval determination, the Audit Committee shall consider whether providing the non-audit services are compatible with maintaining the auditors’ independence. If this pre-approval is delegated to an independent Audit Committee member or members, such member or members shall present a report of his or her decisions at the next scheduled Audit Committee meeting.

     Prohibited Non-Audit Services

The following services may not be provided by the independent auditors contemporaneously with the audit:

•	Bookkeeping or other services related to the accounting records or financial statements of the Company,

•	Financial information systems design and implementation,

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports,

•	Actuarial services,

•	Internal audit outsourcing services,

•	Management functions or human resources,

•	Broker or dealer, investment adviser, or investment banking services,

•	Legal services and expert services unrelated to the audit, and

•	Any other service that the Public Company Accounting Oversight Board determines is impermissible.

     Relationships with the Internal Audit Function

The Audit Committee shall:

•	Be solely and directly responsible for the appointment, replacement, reassignment, or dismissal of the Company’s internal auditors and shall ensure that others may not terminate an internal auditor without the Audit Committee’s consent;

•	Confirm the independence of the individual or firm responsible for the Company’s internal audit function;

•	Establish procedures to assess the effectiveness and performance of the internal auditors;

•	Take steps that are, in the sole judgment of the Audit Committee, reasonable or necessary to ensure that the internal auditors are independent and the compensation and benefits allocated to the internal auditors are not subject to review or termination without the consent of the Audit Committee.

The Audit Committee shall consider and review with Senior Management and the Internal Auditor:

•	The Company’s process for the internal control structure and procedures for financial reporting;

•	The results of internal audits, management recommendation letters, reports of variance from the Company’s internal controls, and report of the internal auditors;

•	Significant findings during the year and management’s responses to them;

•	Significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information;

•	Changes required in the planned scope of their audit plan; and

•	The internal auditing department’s compliance with applicable professional standards and practices.

     Oversight of Corporate Compliance Function

The Audit Committee shall:

•	Discuss significant risk exposures periodically with the independent auditors, management, and internal audit officers;

•	Review the steps and programs that management and the internal auditors have taken to identify, monitor, control and report such exposures;

•	Establish procedures whereby employees can confidentially and anonymously submit to the Audit Committee concerns or issues regarding the Company’s accounting or auditing matters;

•	Establish procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including their controls;

•	Discuss with the independent auditors whether they believe or have any reason to believe that an illegal act has occurred, regardless of whether they believe it will materially affect the Company’s financial statements;

•	Review any transactions with related parties and the procedures used to identify related parties;

•	Periodically require management, the Internal Auditor, and the independent auditors to review and report and comment on significant Company risks or exposures and actions to minimize such risks or exposures;

•	Review the Company’s Code of Ethics for Senior Financial Officers and recommend any changes or additions;

•	Discuss periodically with management and evaluate the effectiveness of the program that management establishes to monitor compliance with the Company’s Code of Ethics for Senior Financial Officers and laws and regulations;

•	Review with management the Company’s policies and the management’s tone to assess their effectiveness in encouraging the reporting of potential illegalities and questionable accounting or auditing matters;

•	Review management recommendations to the Board for changes that reflect changes in law or policy;

•	Review with the Company’s outside legal counsel any legal matters that may materially affect the Company; and

•	Consider any emerging issues that the Audit Committee should become involved with in the future.

     Audit Committee Formalities and Charter

The Audit Committee shall:

•	Review and reassess annually the adequacy of this Audit Committee Charter and recommend any changes to the Board;

•	Report periodically to the Board on the Audit Committee’s activities and findings, including any issues regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal auditors;

•	Keep appropriate minutes, and

•	Take actions to assess its performance on an annual basis, with express permission to retain counsel, accountants or other consultants for the purpose of reviewing its performance.

APPENDIX B

FIRST AMENDMENT TO THE
HABERSHAM BANCORP
OUTSIDE DIRECTORS STOCK PLAN

     THIS FIRST AMENDMENT is made on the 17th day of January, 2004, by Habersham Bancorp, a corporation organized and existing under the laws of the State of Georgia (hereinafter called the “Company”).

W I T N E S S E T H:

     WHEREAS, the Company maintains the Habersham Bancorp Outside Directors Stock Option Plan (the “Plan”).

     WHEREAS, the Company wishes to amend the Plan to reflect a five-for-one stock split that occurred as of May 1, 1995 and to modify the conditions which must be satisfied in order for options to be granted under the Plan.

     NOW, THEREFORE, the Company does hereby amend the Plan, generally effective as of May 1, 1995, except as otherwise provided below, as follows:

1. By deleting Subsection (b) of Section 3 in its entirety and substituting therefor the following:

          ”(b) Annual Grants During Tenure as a Director. Each Eligible Optionee shall be granted as of December 31 of each year during which the Plan is in effect, an option to purchase at an exercise price per share equal to the book value of a share of Stock as of the grant date:

               (i) 5,000 shares of Stock, if such Eligible Optionee serves on the Company Board on such date of grant; or

               (ii) 1,250 shares of Stock, if such Eligible Optionee serves on the Board of Directors of a Bank (a “Bank Board”) but not on the Company Board on such date of grant;

provided the performance condition set forth in Plan Section 3(d) is satisfied on such date.”

2. Effective January 1, 2004, by deleting the final clause of Subsection (b) and all of Subsection (d) of Section 3 in their entirety.

3. By deleting the number “70,000” in the first paragraph of Section 4 and substituting therefor “350,000.”

B-1

4. By deleting the first sentence of the second paragraph of Section 4 and substituting therefor the following:

     “The Plan Administrator shall adjust the total number of shares of Stock reserved for issuance under the Plan; the number of shares of Stock subject to option grants under Section 3; and the number of shares of Stock subject to outstanding Awards and the exercise price set forth in the applicable Award for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in its value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees.”

     Paragraph 2 above shall be subject to the approval of the Company’s shareholders and, if such approval is not obtained within twelve months of the Board of Directors adoption of this First Amendment, the provisions of Paragraph 2 shall become null and void.

     Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this First Amendment.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of the day and year first above written.

HABERSHAM BANCORP

		By:	/s/ David Stovall

		Title:	President & CEO
Attest:

By:	/s/ Edward Ariail

Title:	Vice President & Corporate Secretary
[CORPORATE SEAL]

A-2

HABERSHAM BANCORP
PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 17, 2004

     The undersigned shareholder of Habersham Bancorp (the “Company”) hereby appoints David D. Stovall and Edward D. Ariail as proxies with full power of substitution, acting unanimously or by either of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Meeting”) to be held at the Central Office of the Company, 282 Historic Highway 441 North, Cornelia, Georgia on Saturday, April 17, 2004 at 1:00 p.m. and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the “Proxy Statement”), receipt of which is hereby acknowledged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

PROPOSAL 1:	To elect the nominees listed below to serve as directors of the Company for the ensuing year:

Edward D. Ariail, Thomas A. Arrendale III, Michael C. Martin, Michael L. Owen, James A. Stapleton, Jr., David D. Stovall and Calvin R. Wilbanks.

FOR all nominees	WITHHOLD AUTHORITY
listed above (except as	to vote for all nominees listed
below).	indicated to the contrary above.

INSTRUCTION:	To withhold authority for any individual nominee(s), mark “FOR” above, and write the name of the nominee(s) for whom you wish to withhold authority in the space below:

PROPOSAL 2:	To approve the First Amendment to the Habersham Bancorp Outside Directors Stock Option Plan.

FOR	AGAINST	ABSTAIN

PLEASE TURN THIS PROXY FORM OVER AND SIGN IT ON THE REVERSE SIDE.

[REVERSE SIDE OF PROXY FORM]

This proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the nominees listed in Proposal 1 and FOR Proposal 2. Discretionary authority is hereby conferred as to all other matters which may come before the meeting.

Dated:		, 2004

(Be sure to date your Proxy)

Name(s) of Shareholder(s)

Signature(s) of Shareholder(s)

     If stock is held in the name of more than one person, all holders should sign. Signatures must correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in name by authorized person.

     Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

PLEASE RETURN PROXY AS SOON AS POSSIBLE